UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2012

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(312) 565-5700

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2012, the Federal Home Loan Bank of Chicago (the “Bank”) is holding a member audio/web conference to discuss its second quarter 2012 financial results. A financial slide presentation, including unaudited preliminary financial information for the quarter ended June 30, 2012, is being presented during the conference. A copy of this slide presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

The information provided in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference. The information being furnished in Items 2.02 and 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	July 30, 2012 Member Audio/Web Conference Slide Presentation

Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: July 27, 2012	By: /s/ Roger D. Lundstrom
Roger D. Lundstrom Executive Vice President, Financial Information & Chief Financial Officer